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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report                  JANUARY 28, 2000
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                        ALADDIN GAMING ENTERPRISES, INC.
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               (Exact name of Registrant as specified in charter)


                                     NEVADA
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                 (State of other jurisdiction of incorporation)


       333-49715                                     88-0379695
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(Commission File Number)                  (IRS Employee Identification No.)


831 PILOT ROAD, LAS VEGAS, NEVADA                         89119
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code        (702) 736-7114
                                                   --------------------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.           Other Events

         On January 28, 2000, The Bank of Nova Scotia, in its capacity as the Administrative Agent for the Lenders under the Aladdin Gaming, LLC ("Company") Credit Agreement, dated as of February 26, 1998, as amended on January 29, 1999 and April 5, 1999 (as so amended, "Credit Agreement"), confirmed the extension of the Outside Completion Deadline for the Aladdin Resort & Casino to August 17, 2000, based upon the existence of certain Force Majeure Events, as defined in the Credit Agreement.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  February 1, 2000                   ALADDIN GAMING ENTERPRISES, INC.
                                                      (Registrant)



                                           By: /s/ Ronald Dictrow
                                               ----------------------------
                                               Ronald Dictrow
                                               Secretary



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